EXHIBIT 10.14
TERMINATION AGREEMENT AND RELEASE
     This Termination Agreement and Release (the “Agreement”) is entered into between ZipRealty, Inc. (the “Company”), on the one hand and Eric A. Danziger (the “Executive”) on the other hand with reference to the following facts:
WHEREAS:
     Executive was employed by the Company.
     On or about April 27, 2001, Executive and Company entered into an Employment Agreement.
     On or about June 6, 2001, Executive and Company entered into an Executive Proprietary Information Agreement (the “Confidentiality Agreement”).
     Company and Executive have entered into stock option agreements dated June 1, 2001, March 6, 2002, March 29, 2004, January 3, 2006, December 16, 2004, and January 3, 2006 (collectively, the “Stock Option Agreements”), granting Executive the option to purchase shares of the Company’s common stock (collectively, the “Options”) subject to the terms and conditions of the Company’s 1999 Stock Plan (the “1999 Plan”) and 2004 Equity Incentive Plan (the “2004 Plan” and together with the 1999 Plan, the “Plans”), as applicable, and the Stock Option Agreements. A schedule of Executive’s Options is attached hereto as Exhibit B.
     On or about May 2, 2006, Executive and Company decided that Executive’s employment with Company would be terminated effective August 1, 2006 (the “Termination Date”).
COVENANTS
     It therefore is agreed by and between the undersigned as follows:
     1.     Each of the undersigned executes and enters into this Agreement in consideration of each and all of the agreements made and undertaken by each of the undersigned as follows:
     (a)   The Company agrees to pay Executive the equivalent of his base salary in the amount of $28,437.50 per month, less applicable withholding, for six months. The first payment will be made on the first regular payroll date following the Termination Date and will continue, thereafter, in accordance with the Company’s regular payroll practices, for six months (the “Payment Period”). During the Payment Period, Executive will not be entitled to accrual of any Executive benefits. Executive agrees that during the Payment Period, he will not solicit or recruit any Company Executive, employee, consultant or independent contractor on behalf of himself or any other person or entity. Executive also agrees that during the Payment Period, he will not act as a consultant,

Executive, independent contractor, or serve as a board member with a Competitor of Company. For purposes of this Agreement, “Competitor” is defined as any corporation, partnership or entity that provides or that is actively exploring the opportunity to provide on-line real estate brokerage services. Competitors include, but are not limited to those companies identified in writing between Company and Executive
     (b)   Upon the final date of Executive’s employment with Company, he will be paid all accrued, unused vacation. Executive acknowledges and agrees that, by this payment pursuant to subsection (a), he will have received from Company each and all of the employment benefits, compensation, wages, vacation pay, and other monies due and owing to him from Company.
     (c)   Executive’s health insurance benefits will cease on the Termination Date, subject to Executive’s right to continue his health insurance under COBRA. Executive’s participation in all other benefits and incidents of employment will cease on the Termination Date. Executive will cease accruing Executive benefits, including but not limited to, vacation time and paid time off, as of the Termination Date.
     (d)   Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Executive and the Company. Executive shall return all of the Company’s property and confidential and proprietary information in his possession to the Company. By signing this Agreement, Executive represents and declares under penalty of perjury under the laws of the state of California that he has returned all Company property.
     (e)   Executive’s Options will continue to remain outstanding in accordance with the terms and conditions of the Plans under which they were granted and the Stock Option Agreements.
     2.     Executive agrees that on the Termination Date, Executive will execute a Supplemental Separation Agreement and Release of Claims identical in form and content to the Supplemental Separation Agreement and Release of Claims attached hereto as Exhibit A. Upon Executive’s execution of the Supplemental Separation Agreement, Company will pay Executive the consideration set forth in Section 1 therein.
     3.     Executive and Company agree that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its owners, related entities, officers, directors, employees, agents, representatives and shareholders (the “Releasees”) and owed to Company by the Executive. Executive, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, assigns, does hereby fully and forever release and discharge the Releasees and Company does hereby fully and forever release and discharge the Executive of and from, and agrees not to sue concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that either Executive or Company may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement, including without limitation:

a)	any and all claims relating to or arising from Executive’s employment relationship;

b)	any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

c)	any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract, both express and implied, breach of the covenant of good faith and fair dealing, both express and implied; promissory estoppel, negligent and intentional infliction of emotional distress, negligent and intentional misrepresentation, negligent and intentional interference with prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, fraud, misrepresentation, assault, battery invasion of privacy, false imprisonment and conversion;

d)	any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Executive Retirement Income Security Act of 1974, the Worker Adjustment Retraining and Notification Act, the Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, the California Labor Code; and any and all applicable Arizona laws, regulations or statutes.

e)	any and all claims for violation of the federal or any state constitution

f)	any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

g)	any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of the proceeds received by Executive as a result of this Agreement; and

h)	any and all claims for attorneys’ fees and costs.
The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

     4.     Executive represents that he is not aware of any claim by him other than the claims that are released by this Agreement. Executive acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS/HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
     Executive, being aware of said code section, agrees to expressly waive any rights he may have under the above principal or any statute or common law principals of similar effect.
     5.     Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised in writing that:
a)	he should consult with an attorney prior to executing this Agreement;

b)	he has up to twenty-one (21) days within which to consider this Agreement;

c)	he has seven (7) days following his execution of this Agreement to revoke the Agreement

d)	this Agreement shall not be effective until the revocation period has expired;

e)	nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.
     6.     Each of the undersigned agrees that none of the releases set forth herein releases any claims arising out of obligations set forth in this Agreement.
     7.     This Agreement is effective after it has been signed by both parties and after (8) days have passed since Executive signed the Agreement (the “Effective Date”).

     8.     The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Alameda County, California before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes of California Code of Civil Procedure. The parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive’s obligations under this Agreement.
     9.     If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or application of the Agreement which can be given effect without the invalid provisions or application and to this end the provisions of this Agreement are declared to be severable.
     10.     This Agreement contains the entire agreement of the undersigned with respect to the matters covered by this Agreement and no promise made by any party or by an officer, attorney, or agent of any party that is not expressly contained in this Agreement shall be binding or valid. This Agreement supersedes any prior agreement between the parties with the exception of the Confidentiality Agreement, the Plans and the Stock Option Agreements. Additionally, any modification of any provision of this Agreement, to be effective, must be in writing and signed by both parties.
     11.     This Agreement shall be governed by and construed under the laws of the State of California.
     12.     This Agreement may be executed by facsimile and in counterparts, and the counterparts, taken together, shall constitute the original.
     13.     Each of the undersigned executing this Agreement on behalf of a party represents and warrants that he or she is a duly appointed agent or duly elected officer of the party and is fully authorized to execute this Agreement on that party’s behalf.

     14.     Each party to this Agreement has consulted with, or had the opportunity to consult with, legal and tax counsel concerning all paragraphs of this Agreement. Each party has read the Agreement and has been fully advised by legal counsel with respect to the rights and obligations under the Agreement, or has had the opportunity to obtain such advice. Each party is fully aware of the intent and legal effect of the Agreement, and has not been influenced to any extent whatsoever by any representation or consideration other than as stated herein. After consultation with and advice from, or the opportunity for consultation with and advice from, legal counsel, each party voluntarily enters into this Agreement.

DATED: May 15, 2006	/s/ Eric A Danziger
Eric A. Danziger

DATED: May 10, 2006	ZipRealty, Inc.
	By:	/s/ Donald F. Wood
		Name:	Donald F. Wood
		Title:	Chairman of the Board

EXHIBIT A
SUPPLEMENTAL TERMINATION AGREEMENT AND RELEASE
     This Supplemental Termination Agreement and Release (the “Agreement”) is entered into between ZipRealty, Inc. (the “Company”), on the one hand and Eric Danziger (the “Executive”) on the other hand with reference to the following facts:
WHEREAS:
     Executive was employed by the Company.
     On or about April 27, 2001, Executive and Company entered into an Employment Agreement.
     On or about June 6, 2001, Executive and Company entered into an Executive Proprietary Information Agreement (the “Confidentiality Agreement”).
     Company and Executive have entered into stock option agreements dated June 1, 2001, March 6, 2002, March 29, 2004, January 3, 2006, December 16, 2004, and January 3, 2006 (collectively, the “Stock Option Agreements”), granting Executive the option to purchase shares of the Company’s common stock (each an “Option” and collectively, the “Options”) subject to the terms and conditions of the Company’s 1999 Stock Plan (the “1999 Plan”) and 2004 Equity Incentive Plan (the “2004 Plan” and together with the 1999 Plan, the “Plans”), as applicable, and the Stock Option Agreements. A schedule of Executive’s Options is attached to Executive’s Termination Agreement as Exhibit B.
     On or about May 2, 2006, Executive and Company decided that Executive’s employment with Company would be terminated effective August 1, 2006 (the “Termination Date”).
COVENANTS
     It therefore is agreed by and between the undersigned as follows:
     1.     Each of the undersigned executes and enters into this Agreement in consideration of each and all of the agreements made and undertaken by each of the undersigned as follows:
     (a)   The Options will immediately vest and become exercisable as to the number of shares subject to such Options that would have otherwise vested in accordance with the vesting schedules set forth in the Stock Option Agreements as if Executive had remained employed by the Company for one year following the Termination Date without taking into account any provisions in the Plans or the Stock Option Agreements providing for the acceleration of vesting under any circumstances. Executive agrees that as of one year following the Termination date he will have vested in 1,378,962 Options.

     (b)   Subject to any earlier termination of the Options that may be required by Section 12(c) of the 1999 Plan or Section 13(c) of the 2004 Plan, as applicable, Executive shall be permitted to exercise all vested Options (including Options that vest pursuant to subsection (a)) through December 31, 2006.
     (c)   Beyond the amendments to the Options as provided for in subsections (a) and (b), the Options will remain subject to the terms and conditions of the Plans under which they were granted and the Stock Option Agreements.
     (d)   Executive acknowledges and agrees that, by this payment pursuant to subsections (a) and (b), he will have received from Company each and all of the employment benefits, compensation, wages, vacation pay, and other monies due and owing to him from Company.
     (e)   Executive’s health insurance benefits ceased on the Termination Date, subject to Executive’s right to continue his health insurance under COBRA. Executive’s participation in all other benefits and incidents of employment ceased on the Termination Date. Executive ceased accruing Executive benefits, including but not limited to, vacation time and paid time off, as of the Termination Date, accept as set forth in sections 1(a) and 1(b) herein.
     (f)   Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Executive and the Company. Executive shall return all of the Company’s property and confidential and proprietary information in his possession to the Company. By signing this Agreement, Executive represents and declares under penalty of perjury under the laws of the state of California that he has returned all Company property.
     2.     Executive represents that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its owners, related entities, officers, directors, employees, agents, representatives and shareholders (the “Releasees”). Executive, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, assigns, does hereby fully and forever release and discharge the Releasees of and from, and agrees not to sue concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement, including without limitation:
a.	any and all claims relating to or arising from Executive’s employment relationship;

b.	any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

c.	any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract, both express and implied, breach of the covenant of good faith and fair dealing, both express and implied; promissory estoppel, negligent and intentional infliction of emotional distress, negligent and intentional misrepresentation, negligent and intentional interference with prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, fraud, misrepresentation, assault, battery invasion of privacy, false imprisonment and conversion;

d.	any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Executive Retirement Income Security Act of 1974, the Worker Adjustment Retraining and Notification Act, the Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, the California Labor Code; and any and all applicable Arizona laws, regulations or statutes.

e.	any and all claims for violation of the federal or any state constitution

f.	any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

g.	any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of the proceeds received by Executive as a result of this Agreement; and

h.	any and all claims for attorneys’ fees and costs.
The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.
     3.     Executive represents that he is not aware of any claim by him other than the claims that are released by this Agreement. Executive acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS/HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
     Executive, being aware of said code section, agrees to expressly waive any rights he may have under the above principal or any statute or common law principals of similar effect.

     4.     Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised in writing that:
a.	he should consult with an attorney prior to executing this Agreement;

b.	he has up to twenty-one (21) days within which to consider this Agreement;

c.	he has seven (7) days following his execution of this Agreement to revoke the Agreement

d.	this Agreement shall not be effective until the revocation period has expired;

e.	nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.
     5.     Each of the undersigned agrees that none of the releases set forth herein releases any claims arising out of obligations set forth in this Agreement.
     6.     This Agreement is effective after it has been signed by both parties and after (8) days have passed since Executive signed the Agreement (the “Effective Date”).
     7.     The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Alameda County, California before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes of California Code of Civil Procedure. The parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive’s obligations under this Agreement.
     8.     If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or application of the Agreement which can be given effect without the invalid provisions or application and to this end the provisions of this Agreement are declared to be severable.
     9.     This Agreement contains the entire agreement of the undersigned with respect to the matters covered by this Agreement and no promise made by any party or by an officer, attorney, or agent of any party that is not expressly contained in this Agreement shall be binding or valid. This Agreement supersedes any prior agreement between the parties with the exception of the Confidentiality Agreement, the Plans and the Stock Option Agreements. Additionally, any modification of any provision of this Agreement, to be effective, must be in writing and signed by both parties.
     10.     This Agreement shall be governed by and construed under the laws of the State of California.
     11.     This Agreement may be executed by facsimile and in counterparts, and the counterparts, taken together, shall constitute the original.
     12.     Each of the undersigned executing this Agreement on behalf of a party represents and warrants that he or she is a duly appointed agent or duly elected officer of the party and is fully authorized to execute this Agreement on that party’s behalf.
     13.     Each party to this Agreement has consulted with, or had the opportunity to consult with, legal and tax counsel concerning all paragraphs of this Agreement. Each party has read the Agreement and has been fully advised by legal counsel with respect to the rights and obligations under the Agreement, or has had the opportunity to obtain such advice. Each party is fully aware of the intent and legal effect of the Agreement, and has not been influenced to any extent whatsoever by any representation or consideration other than as stated herein. After consultation with and advice from, or the opportunity for consultation with and advice from, legal counsel, each party voluntarily enters into this Agreement.

DATED: _________________, 2006
Eric A. Danziger

DATED: _________________, 2006	ZipRealty, Inc.
By:
Name:
Title: